SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 24, 2003



                            SUPERIOR FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                            (State of Incorporation)


                                     0-25239
                              (Commission File No.)

                                   51-0379417
                             (IRS Employer I.D. No.)


                16101 LaGrande Drive, Suite 103
                Little Rock, Arkansas                                  72223
                (Address of Principal Executive Office)              (Zip code)



        Registrant's telephone number, including area code: 501-324-7282




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Item 9. Regulation FD Disclosure

The Registrant hereby furnishes on the attached Exhibit 99.1, as Regulation F-D Disclosure, its announcement to investors of the Company's agreement to settle litigation. .

   Exhibit No.        Document Description
   -----------        --------------------

     99.1             Press Release Announcing Settlement of Litigation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SUPERIOR FINANCIAL CORP.
                                        ------------------------
                                            (Registrant)





Date:      April 24, 2003               /s/ Rick D. Gardner
                                        ---------------------------------------
                                        Rick D. Gardner
                                        Chief Administrative Officer